Exhibit 99.2

First Quarter 2006 Financial Review Comerica Incorporated April 19, 2006

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward- looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda This presentation provides an overview of the first quarter 2006 financial performance for Comerica Incorporated. All information contained herein has been made public. Please refer to our press release and financial statements for additional detail. Financial Results Highlights Income Statement Loan Growth Credit Quality Deposit Growth Outlook Questions & Answers Appendix

Financial Results 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Net Income $194 $207 -6% $199 -3% Diluted EPS $1.18 $1.25 -6% $1.16 2% Return on Equity 15.33% 16.28% 15.73% Net Interest Income $479 $501 -4% $460 4% Net Interest Margin 3.80% 4.00% 4.00% Provision for Loan Losses $(27) $(20) -35% $1 N/M Noninterest Income $215 $281 -23% $210 2% Noninterest Expenses Provision for Credit Losses on Lending-Related Commitments $13 $25 -48% $(3) N/M Noninterest Expenses - Other 436 462 -6% 377 15% Total $449 $487 -8% $374 20% $ in millions, except per share data N/M = Not Meaningful

First Quarter 2006 Highlights First Quarter 2006 Compared to Fourth Quarter 2005 Annualized average loan growth of 10%:* 20% in Western market 11% in Texas market 3% in Midwest market Solid credit quality: 13% decline in nonperforming assets 21% decline in net credit-related charge-offs Increase in Wealth & Institutional Management noninterest income** primarily from new business Noninterest expenses decreased $38 million Increase in quarterly cash dividend of 7% to $0.59 per share * Loan growth figures exclude Financial Services Division loans. ** Excludes the 4Q05 net gain on sale of Framlington Group Limited ($55 million)

1Q05 2Q05 3Q05 4Q05 1Q06 Net Interest Income * 460 483 492 501 479 Net Interest Margin * 0.04 0.0409 0.0399 0.04 0.038 Warrant Accounting 20 Net Interest Margin 0.0415 Net Interest Income and Margin Net Interest Income down $22 million (-4%) to $479 million Net Interest Margin of 3.80% down 20 bps 4Q05 NIM 4.00% FSD-related items (0.09%) Loan fees & pricing (0.06%) Other - net (0.05%) 1Q06 NIM 3.80% $ in millions * Excluding 3Q05 one-time warrant accounting benefit

Margin Impact: Financial Services Division-Related Items First Quarter 2006 Compared to Fourth Quarter 2005 Decrease in noninterest-bearing deposits ($1.2 billion) -11 bps Change in funding due to increase in fully secured loans ($140 million) -2 bps Effect of noninterest-bearing deposits ($4.7 billion) in a rising rate environment +4 bps Total FSD-related Items -9 bps

Noninterest Income 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Service Charges on Deposit Accounts $54 $55 -2% $54 -1% Fiduciary Income 45 44 4% 46 0% Commercial Lending Fees 15 19 -20% 12 30% Letter of Credit Fees 16 14 16% 20 -23% Foreign Exchange Income 10 10 3% 9 13% Brokerage Fees 10 9 10% 8 24% Investment Advisory Revenue, Net 17 15 16% 10 64% Card Fees 11 11 -3% 9 28% Bank-owned Life Insurance 13 10 37% 9 43% Warrant Income 1 2 -62% 2 -67% Net Securities Losses (2) 0 N/M 0 N/M Net Gain on Sales of Businesses 0 55 N/M 0 N/M Other Noninterest Income 25 37 -32% 31 -17% Noninterest Income* $215 $281 -23% $210 2% N/M = Not Meaningful * Excluding Net Gain on Sales of Business linked quarter non-interest income decreased 4% $ in millions; % change based on full dollar amounts

Noninterest Expenses 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Salaries $206 $225 -9% $189 9% Benefits 51 47 10% 47 9% Total Salaries and Employee Benefits 257 272 -6% 236 9% Net Occupancy Expense 31 31 -2% 32 -4% Equipment Expense 14 14 0% 14 -1% Outside Processing Fee Expense 21 22 -4% 17 21% Software Expense 14 14 -2% 12 18% Customer Services 13 19 -30% 11 25% Litigation and Operational Losses 1 4 -72% 3 -63% Provision for Credit Losses on Lending-Related Commitments 13 25 -48% (3) N/M Other Noninterest Expenses 85 86 -1% 52 61% Noninterest Expenses $449 $487 -8% $374 20% N/M = Not Meaningful $ in millions; % change based on full dollar amounts

Geographic Loan Growth 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Midwest & Other $23.8 $23.6 1% $23.3 2% Western 15.7 14.9 5% 12.7 24% Texas 5.4 5.2 3% 4.8 12% Florida 1.6 1.5 8% 1.4 16% TOTAL $46.5 $45.2 3% $42.2 10% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Line of Business Loan Growth 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Middle Market $14.8 $14.6 1% $14.2 4% Commercial Real Estate 6.0 5.8 3% 5.2 15% Global Corporate Banking 4.7 4.7 1% 4.9 -3% National Dealer Services 4.7 4.2 12% 4.1 16% Specialty Businesses* 6.7 6.5 3% 4.6 45% SUBTOTAL - BUSINESS BANK $36.9 $35.8 3% $33.0 12% Small Business Banking 3.7 3.6 3% 3.5 6% Personal Banking 2.3 2.3 1% 2.3 1% SUBTOTAL - RETAIL BANK $6.0 $5.9 2% $5.8 4% Private Banking 3.6 3.5 2% 3.4 5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.6 $3.5 2% $3.4 5% TOTAL $46.5 $45.2 3% $42.2 10% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Credit Quality and Reserve Trends 1Q06 4Q05 3Q05 2Q05 1Q05 Total Credit-related Charge-offs $22 $28 $21 $29 $38 Total Provision for Credit Losses(1) $(14) $5 $(31) $(1) $(2) Total Allowance for Credit Losses $513 $549 $572 $624 $654 Total Nonperforming Assets $141 $162 $220 $246 $311 NPA Ratio (2) NCO Ratio (3) 0.32% 0.14% 0.37% 0.20% 0.52% 0.18% 0.57% 0.27% 0.75% 0.36% ALL Ratio (4) NPA Coverage Ratio (5) 1.06% 334% 1.19% 319% 1.33% 253% 1.41% 248% 1.52% 204% $ in millions (1) Includes the Provision for Loan Losses and Provision for Credit Losses on Lending-Related Commitments (2) Nonperforming Assets / Total Loans, Other Real Estate and Nonaccrual Debt Securities (3) Net Loan Charge-offs / Average Total Loans (4) Allowance for Loan Losses / Total Loans (5) Allowance for Loan Losses / Nonperforming Assets

1Q06 4Q05 3Q05 2Q05 1Q05 4Q04 3Q04 2Q04 Nonaccrual Loans $20 $22 $38 $44 $67 $74 $85 $78 Loans Transferred to Nonaccrual * 0 0 13 26 3 16 30 0 Net Loan Charge-offs 3 (2) 7 7 3 4 11 5 Net Lending-related Commitment Charge-offs 5 6 0 0 0 0 0 0 $ in millions * Based on analysis of nonaccrual loans with book balances greater than $2 million. Automotive Credit Trends

Line of Business Deposit Growth 1Q06 4Q05 Q - Q% Change 1Q05 Y - Y% Change Middle Market $4.2 $4.4 -4% $4.1 1% Commercial Real Estate 1.1 1.1 2% 1.0 18% Global Corporate Banking 3.4 3.4 -1% 3.5 -2% National Dealer Services 0.1 0.1 -15% 0.1 13% Specialty Businesses1 10.1 11.6 -13% 11.2 -10% SUBTOTAL - BUSINESS BANK $18.9 $20.6 -8% $19.9 -5% Small Business Banking 3.8 4.0 -4% 3.7 3% Personal Banking 12.9 12.8 1% 13.1 -2% SUBTOTAL - RETAIL BANK $16.7 $16.8 -1% $16.8 -1%% Private Banking 2.5 2.6 -3% 2.5 1% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.5 $2.6 -3% $2.5 1% Finance/Other2 3.1 1.5 N/M 0.6 N/M TOTAL $41.2 $41.5 -1% $39.8 4% $ in billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 1Q06 - $2.6B; 4Q05 - $1.1B; 1Q05 - $0.4B

Financial Services Division Data 1Q06 4Q05 1Q05 Balance Sheet Noninterest-Bearing $4.7 $5.9 $5.2 Interest-Bearing 2.3 2.6 2.6 Average Deposits $7.0 $8.5 $7.8 Average Loans $2.9 $2.8 $1.3 Noninterest Expenses Customer Services $13 $19 $11 Average Rates FSD Loans (Primarily Low-rate) 0.43% 0.38% 0.54% FSD Interest Bearing Deposits 3.74% 3.38% 2.45% Balance Sheet data in $billions; Non-interest Expense data in $millions

Financial Services Division 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 FSD Dda 4700 4500 6000 5100 5600 5200 5900 6400 5900 4700 Average Noninterest-Bearing Deposits $ in millions

2006 Full Year Trends Mid-to-high single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% - 3.85% Credit-related net charge-offs of 20 to 25 basis points of average loans and, for the remainder of 2006, a provision for credit losses consistent with credit-related net charge-offs Low-single digit noninterest income growth, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer and Paul Burdiss, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 3/06 % YTD 3/05 % Business Bank $144 77% $172 71% Retail Bank 36 19 45 19 Wealth & Institutional Management 8 4 25 10 188 100% 242 100% Finance (3) (30) Other 9 (13) TOTAL $194 $199 $ in millions

Market Segment Contribution to Net Income YTD 3/06 % YTD 3/05 % Midwest & Other Markets $102 55% $141 58% Western 61 32 77 32 Texas 21 11 21 9 Florida 4 2 3 1 188 100% 242 100% Finance and Other 6 (43) TOTAL $194 $199 $ in millions

First Quarter 2006 Average Loans Midwest & Other Western Texas Florida TOTAL Middle Market $9.1 $4.0 $1.5 $0.2 $14.8 Commercial Real Estate 2.7 2.1 0.9 0.3 6.0 Global Corporate Banking 3.9 0.6 0.2 0.0 4.7 National Dealer Services 0.7 3.1 0.2 0.7 4.7 Specialty Businesses* 1.6 3.9 1.2 0.0 6.7 SUBTOTAL - BUSINESS BANK $18.0 $13.7 $4.0 $1.2 $36.9 Small Business Banking 2.0 0.9 0.8 0.0 3.7 Personal Banking 2.2 0.0 0.1 0.0 2.3 SUBTOTAL - RETAIL BANK $4.2 $0.9 $0.9 $0.0 $6.0 Private Banking 1.6 1.1 0.5 0.4 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.6 $1.1 $0.5 $0.4 $3.6 TOTAL $23.8 $15.7 $5.4 $1.6 $46.5 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

First Quarter 2006 Average Deposits Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.0 $0.3 $0.0 $4.2 Commercial Real Estate 0.6 0.3 0.1 0.1 1.1 Global Corporate Banking 3.1 0.2 0.1 0.0 3.4 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 9.0 0.4 0.0 10.1 SUBTOTAL - BUSINESS BANK $5.3 $12.6 $0.9 $0.1 $18.9 Small Business Banking 2.1 0.8 0.9 0.0 3.8 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.7 $1.5 $2.5 $0.0 $16.7 Private Banking 0.7 1.3 0.3 0.2 2.5 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.2 $2.5 Finance/Other2 3.1 0.0 0.0 0.0 3.1 TOTAL $21.8 $15.4 $3.7 $0.3 $41.2 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $2.6B in Institutional CD's; included in Finance Division segment